Trade and other payables	12 Months Ended
Dec. 31, 2023
Trade and other payables [abstract]
Trade and other payables	18 Trade and other payables
Recognition and measurement
Trade payables are measured at amortised cost, with the exception of provisionally priced contracts which are held at fair value as per IFRS 9.
The Group participates in supply chain finance arrangements whereby vendors may elect to receive early payment of their invoice from a third-party bank by factoring their receivable from Rio Tinto. These arrangements do not modify the terms of the original liability with respect to either counterparty terms, settlement date or amount due. Use of the early settlement facility is voluntary and at the vendors' discretion on an invoice-by-
invoice basis. Financial liabilities subject to supply chain finance therefore continue to be classified as trade payables with the cash outflows showing in operating cash flows. At 31 December 2023, trade payables included US$821 million (2022: US$819 million) subject to early settlement election by vendors.

	2023			2022
	Non-current US$m	Current US$m	Total US$m	Non-current US$m	Current US$m	Total US$m
Trade payables	—	3,265	3,265	3	3,269	3,272
Other financial payables	238	913	1,151	225	1,083	1,308
Other payables	56	208	264	63	131	194
Deferred income(a)	103	280	383	114	333	447
Accruals	—	1,702	1,702	—	1,611	1,611
Employee entitlements	—	992	992	—	878	878
Royalties and mining taxes	3	868	871	3	644	647
Amounts owed to equity accounted units	196	10	206	196	98	294
Total	596	8,238	8,834	604	8,047	8,651
(a)Deferred income includes contract liabilities of US$275 million (2022: US$345 million).
The fair value of trade payables and financial instruments within other financial payables approximates their carrying value.